Filed under Rule 497(e)
Registration No. 333-08653

SEASONS SERIES TRUST

International Equity Portfolio

(the “Portfolio”)

Supplement dated January 12, 2017, to the

Prospectus dated July 29, 2016, as amended to date

On December 1, 2016, the Board of Trustees (the “Board”) of Seasons Series Trust (the “Trust”), including a majority of those trustees who are not interested persons of the Trust, as defined in the Investment Company Act of 1940, as amended, approved a new Subadvisory Agreement between SunAmerica Asset Management, LLC (“SunAmerica”) and Schroder Investment Management North America Inc. (“Schroders”) with respect to the Portfolio. Schroders will replace Janus Capital Management, LLC (“Janus”) as a subadviser to a portion of the Portfolio. It is currently anticipated these changes will become effective on or about February 6, 2017 (the “Effective Date”).

The Board has the authority, pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote under certain conditions. Shareholders of record on January 31, 2017, will receive a notice explaining how to access an information statement that contains additional information you should know about the new Subadvisory Agreement.

On the Effective Date, the following changes to the Prospectus will become effective:

In the section entitled “Portfolio Summary: International Equity Portfolio – Performance Information,” the second paragraph is deleted in its entirety and replaced with the following:

Effective October 17, 2014, T. Rowe Price Associates, Inc. (“T. Rowe Price”) assumed management of a portion of the Portfolio. Prior to October 17, 2014, portions of the Portfolio were managed by Lord Abbett & Co. LLC and PineBridge Investment LLC. Effective February 6, 2017, Schroder Investment Management North America Inc., along with its affiliate, Schroder Investment Management North America Ltd. (together “Schroders”), assumed management of a portion of the Portfolio. Prior to February 6, 2017, the portion of the Portfolio managed by Schroders was managed by Janus Capital Management, LLC.

The section entitled “Portfolio Summary: International Equity Portfolio – Investment Adviser,” and the table captioned “Portfolio Managers,” are deleted in their entirety and replaced with the following:

Investment Adviser

The Portfolio’s investment adviser is SAAMCo. The Portfolio is subadvised by Schroders and T. Rowe Price. The Portfolio managers are noted below.

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title
SAAMCo
Timothy Campion	2014	Lead Portfolio Manager
Jane Bayar	2015	Co-Portfolio Manager
Andrew Sheridan	2014	Co-Portfolio Manager

Schroders
Simon Webber, CFA	2017	Lead Portfolio Manager
James Gautrey, CFA	2017	Portfolio Manager

T. Rowe Price
Raymond A. Mills, Ph.D.	2014	Vice President and Portfolio Manager

In the section entitled “Management – Information about the Subadvisers,” all reference to Janus as a subadviser to the International Equity Portfolio is deleted its entirety. In addition, the following information with respect to Schroders is inserted after the description of Putnam on page 114 of the Prospectus:

Schroder Investment Management North America Inc. (“SIMNA”) is located at 875 Third Avenue, New York, NY 10022. SIMNA is a wholly-owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Affiliates of Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder U.S. Holdings Inc. is a wholly-owned subsidiary of Schroder International Holdings, which is a wholly-owned subsidiary of Schroder Administration Limited, which is a wholly-owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England. Schroders plc, through certain affiliates currently engaged in the asset management business, and as of September 30, 2016, had approximately $487.1 billion in client assets under management worldwide. SIMNA has delegated certain investment management responsibilities to Schroder Investment Management North America Ltd., an affiliate of SIMNA (“SIMNA Ltd.”), pursuant to a sub-subadvisory agreement. SIMNA and SIMNA Ltd. are collectively referred to as “Schroders.”

The team that will be responsible for managing Schroders’ portion of the Portfolio consists of Simon Webber, CFA, Lead Portfolio Manager, Global and International Equities, and James Gautrey, CFA, Portfolio Manager, Global and International Equities. Mr. Webber joined Schroders in 1999 and assumed the lead portfolio manager role in October 2013, having managed generalist portfolios for the global and international equity team since 2007. Simon initially joined the Global and International Equities team in September 2004 as a dedicated Global Sector Specialist. Prior to joining the Global and International Equities team, Simon was a fund manager on the Schroders US Desk, specializing in technology and industrials.

Mr. Gautrey joined Schroders in 2001 and currently holds the dual role of Portfolio Manager and Global Sector Specialist with research responsibility for the technology sector, based in London. Mr. Gautrey was appointed to his Portfolio Manager role in September 2014. He has been a Global Sector Specialist on the Global and International Equities Team since 2006. Mr. Gautrey initially joined Schroders as a graduate in 2001 working with senior management and client directors.

Capitalized terms used herein but not defined have the meaning assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Version:         Combined Master

Filed under Rule 497(e)
Registration No. 333-08653

SEASONS SERIES TRUST

International Equity Portfolio

(the “Portfolio”)

Supplement dated January 12, 2017 to the Statement of Additional Information (“SAI”)

dated July 29, 2016, as supplemented and amended to date

It is currently anticipated these changes will become effective on or about February 6, 2017 (the “Effective Date”).

The first paragraph under the section entitled “SUBADVISORY AGREEMENTS” is deleted in its entirety and replaced with the following:

American Century Investment Management, Inc. (“American Century”), Columbia Management Investment Advisers, LLC (“Columbia”), GSAM, Janus, J.P. Morgan Investment Management Inc. (“JPMorgan”), Massachusetts Financial Services Company (“MFS”), PineBridge Investments, LLC (“PineBridge”), PNC Capital Advisors, LLC (“PNC Advisors”), Putnam Investment Management, L.L.C. (“Putnam”), Schroder Investment Management North America Inc. (“Schroders”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), and Wellington Management Company LLP (“Wellington Management”) act as Managers to certain of the Portfolios pursuant to various Subadvisory Agreements with SAAMCo.

In the table under the section entitled “SUBADVISORY AGREEMENTS,” the reference to “Janus” with respect to the Portfolio is deleted and replaced with “Schroders.” In addition, the following is added to the first full paragraph following the table:

Schroders is a wholly-owned subsidiary of Schroder U.S. Holdings Inc.

In the table under the section entitled “PORTFOLIO MANAGERS – Other Client Accounts,” the information for Janus with respect to the Portfolio is deleted and replaced with the following:

Portfolio	Advisers/ Subadviser	Portfolio Managers	Other Accounts*
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets (in $ millions)	No. of Accounts	Total Assets (in $millions)	No. of Accounts	Total Assets (in $millions)
International Equity Portfolio	Schroders	Simon Webber, CFA	4	$9,436.9	4	$684.8	24	$4,501.4
		James Gautrey, CFA	1	$145.1	1	$97.6	9	$1,540.6

*	Information is provided as of November 30, 2016.

Under the section entitled “PORTFOLIO MANAGERS – Compensation,” the following subsection is added:

Schroders.

COMPENSATION. Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Portfolio’s portfolio managers are compensated for their services to the Portfolio and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers’ base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager’s bonus is based in part on performance. Discretionary bonuses for portfolio managers are determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods, including over one and three year periods), the level of funds under management and the level of performance fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and adherence to our corporate values of excellence, integrity, teamwork, passion, and innovation. An employee’s bonus is paid in a combination of cash and Schroders plc stock, as determined by Schroders. This stock vests over a period of three years and ensures that the interests of the employee are aligned with those of shareholders of Schroders.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.